GARTMORE MUTUAL FUNDS

                        Nationwide Large Cap Growth Fund,
                            Nationwide Small Cap Fund

                 Prospectus Supplement dated September 23, 2003
                        to Prospectus dated March 1, 2003

The following information supplements information concerning the Nationwide Large Cap Growth Fund in the above noted prospectus:

On September 18, 2003, the Board of Trustees of Gartmore Mutual Funds, on behalf of the Nationwide Large Cap Growth Fund and the Gartmore Growth Fund (respectively, the "Large Cap Growth Fund" and the "Growth Fund", and collectively the "Funds") series, considered and approved a proposal for the reorganization of the Large Cap Growth Fund with and into the Growth Fund. If shareholders of record of both Funds as of the close of business on October 1, 2003 approve the reorganization, all the assets (subject to liabilities) of the Large Cap Growth Fund will be acquired by the Growth Fund in exchange for Class A shares, Class B shares, Class C shares, and Institutional Service Class shares of the Growth Fund. Such shares, in turn, will be immediately distributed to the shareholders of the Large Cap Growth Fund holding the corresponding class of shares of the Large Cap Growth Fund, after which the Large Cap Growth Fund will be completely liquidated. It is anticipated that the shareholder meeting to consider this proposal will be held on December 12, 2003. This reorganization will occur as soon as practicable if approval is obtained from the shareholders of both Funds.

Prior to the reorganization, shareholders of the Large Cap Growth Fund will be entitled to exchange out of the Fund or redeem their shares in the manner set forth in the Fund's current prospectus, but effective September 29, 2003, new account requests, exchanges into the Large Cap Growth Fund and purchase orders for Large Cap Growth Fund shares (other than those purchases received through pre-established investment programs, through variable insurance or retirement products offered by Nationwide Financial or its subsidiaries and through dividend reinvestment) will not be accepted. As of the "Valuation Time" (the time at which the relative value of the Funds and their shares will be measured to determine the number of Growth Fund shares each Large Cap Growth Fund shareholder is entitled to receive in the reorganization), all purchase orders for shares of the Large Cap Growth Fund will be discontinued. It is currently expected that the Valuation Time will be 4 p.m., Eastern time, on Friday, December 19, 2003.

Effective September 24, 2003, shareholders of the Large Cap Growth Fund will no longer be subject to a contingent deferred sales charge ("CDSC") upon a redemption of their Large Cap Growth Fund shares. Distribution (Rule 12b-1) fees will, however, continue to accrue on shares of the Large Cap Growth Fund in the manner set forth in the Fund's current prospectus.


                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                         PROSPECTUS FOR FUTURE REFERENCE